UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2005

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 29, 2005, the registrant announced its earnings results for the quarter ended June 30, 2005. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on July 29, 2005, the registrant conducted its earnings conference call for the quarter ended June 30, 2005. A transcript of the call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the registrant appointed Joseph G. McGuire, to serve as President and Chief Executive Officer effective July 27, 2005. Mr. McGuire, age 44, has served as the registrant’s interim Chief Executive Officer since March 2005, Senior Vice President since July 2001 and Chief Financial Officer since May 1996. From May 1996 to June 2001, Mr. McGuire also served in the capacities of Vice President and Chief Information Officer of the registrant. Prior to joining the registrant, Mr. McGuire was the Chief Financial Officer of Bryn Mawr Radio & Television Centre, Inc., from 1987 to 1996. A copy of the press release issued by the registrant regarding the foregoing is attached to this report as Exhibit 99.3 and is hereby incorporated by reference.

Upon completion of the registrant’s initial public offering in July 1998, the registrant entered into a three-year employment agreement with Mr. McGuire. The registrant renewed this agreement on July 21, 2001 and again on May 1, 2004, each time for an additional three years. The May 1, 2004 employment agreement is attached as an exhibit to the registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004. Other than the change in his titles and duties, following his appointment as President and Chief Executive Officer Mr. McGuire’s employment with the registrant remains subject to the terms and conditions of his current employment agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated July 29, 2005 announcing earnings results for the quarter ended June 30, 2005.

99.2 Transcript of fiscal 2005 third quarter earnings conference call.

99.3 Press Release dated July 28, 2005 announcing Joseph McGuire President and Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

July 29, 2005	By:	/s/ Joseph McGuire

Name: Joseph McGuire
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1	Press release dated July 29, 2005 announcing earnings results for the quarter ended June 30, 2005.
2	Transcript of fiscal 2005 third quarter earnings call.
3	Press release dated July 28, 2005 announcing Joseph McGuire President and Chief Executive Officer.